LEGG MASON PARTNERS FUNDS

(formerly, Smith Barney Funds)

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held December 20, 2006

November 13, 2006

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Variable Large Cap Growth Portfolio (formerly, Salomon Brothers Variable Large Cap Growth Fund).

Detailed information about the proposal is contained in the enclosed materials.

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on December 20, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022 at 1:00 p.m., Eastern time, in order to vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Legg Mason Partners Variable Large Cap Growth Portfolio (formerly, Smith Barney Large Capitalization Growth Portfolio) (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

The Reorganization is part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they have been presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign, date and return the voting instruction form in the enclosed postage-paid envelope or follow the instructions on the voting instruction form for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Variable Portfolios I, Inc.

L

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund, Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund) would be combined with Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio) (the “surviving fund”), another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio).

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds, in an effort to focus on those funds that we believe offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s Board.

Reorganization	Significant Differences in Objectives and Strategies

Legg Mason Partners Variable Large Cap Growth Portfolio (A) into Legg Mason Partners Variable Large Cap Growth Portfolio (B)	The investment objectives of the funds are identical. Both funds seek long-term growth of capital.

The principal investment policies of the funds differ as follows:

•      Your fund is limited to 10% of its net assets in equity securities of foreign issuers while the surviving fund has no such limit.

•      Your fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are below $5 billion, while the surviving fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in companies with market capitalizations below the lower range of the Russell 1000 Index, which may change from period to period.

Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Legg Mason Partners Variable Large Cap Growth Portfolio (A) into Legg Mason Partners Variable Large Cap Growth Portfolio (B)

•      Total operating expenses for the surviving fund are lower than your fund’s current total operating expenses

•      The management fee of the surviving fund is the same as your fund’s current management fee

Management has agreed to impose an expense cap that will remain in effect for one year from the date of the next annual prospectus update of the surviving fund after the Reorganization.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive shares of the single share class of the surviving fund that have privileges identical to your shares.

Please see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix C—Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Legg Mason and the funds will share the costs of the Reorganization involving the Legg Mason Partners funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WHY AM I RECEIVING MULTIPLE PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they were presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUND THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving fund will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving fund, it is currently anticipated that they would take effect no later than the end of the first half of 2007.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to provide instructions on how to vote their proxies, your shares could be voted in a way that you did not intend.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on April 27, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by signing, dating and returning the enclosed voting instruction form, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your voting instruction form at hand.	(1) Read the Proxy Statement/Prospectus and have your voting instruction form at hand.

(2) Call the toll-free number that appears on your voting instruction form.	(2) Go to the website that appears on your voting instruction form.

(3) Enter the control number set out on the voting instruction form and follow the simple instructions.	(3) Enter the control number set out on the voting instruction form and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on November 3, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-813-8523.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

4

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Variable Large Cap Growth Portfolio (A)

(formerly Salomon Brothers Variable Large Cap Growth Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 20, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the above referenced Fund (the “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on December 20, 2006, at 1:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio) (the “Acquiring Fund”) (the “Reorganization”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Acquired Fund at the close of business on November 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Shares of the Acquired Fund are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on November 3, 2006 will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this combined Proxy Statement/Prospectus, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Acquired Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

I

PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION FORM IN ORDER TO AUTHORIZE THE PROXIES BY TELEPHONE OR INTERNET.

By Order of the Board of Directors,

Robert I. Frenkel Secretary

November 13, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

II

PROXY STATEMENT/PROSPECTUS

NOVEMBER 13, 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Variable Large Cap Growth Portfolio (A)

(formerly Salomon Brothers Variable Large Cap Growth Fund)

(the “Acquired Fund”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROSPECTUS FOR:

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Variable Large Cap Growth Portfolio (B)

(formerly Smith Barney Large Capitalization Growth Portfolio)

(the “Acquiring Fund”)

(each a “Fund” and, collectively, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Acquired Fund for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on December 20, 2006 at 1:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, shareholders of the Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund (the “Reorganization”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Fund would be terminated.

You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive shares of the Acquiring Fund according to the following chart:

Acquired Fund - Share Class Exchanged	Acquiring Fund - Share Class Received

Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund)	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio)

Class I	Single Class

The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objective and principal investment strategies of the Acquired Fund are comparable to those of the Acquiring Fund. There are, however, certain differences in policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated November 13, 2006 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A; the Acquired Fund’s prospectus and each Fund SAI is incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlights certain important information such as investment performance and expense and financial information and

2

which have been filed with the SEC, are incorporated herein by reference. The annual report for the fiscal year ended December 31, 2004 for Legg Mason Partners Variable Large Cap Growth Portfolio (A) is also incorporated by reference. You may receive a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 800-451-2010, or by writing the Funds at the address listed above.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At meetings held in June and July 2006, the Board of the Acquired Fund and the Board of the Acquiring Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on April 27, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. See “Information about the Reorganization” below. For more information about the shares offered by the Acquired Fund and the Acquiring Fund see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix C.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Acquired Fund would be in the best interest of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, has submitted the Reorganization Agreement to the shareholders of the Acquired Fund and recommends that shareholders of the Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for the Fund. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of the Reorganization, the Acquired Fund will have received an opinion of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Legg Mason Partners Variable Large Cap Growth Portfolio (A) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) are series of Maryland corporations (the “Maryland Corporations”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporations are referred to as “shares,” and holders of shares are in this document, referred to as “shareholders”; the Boards of Directors overseeing the Maryland Corporations are each referred to herein as a “Board” and collectively as the “Boards”; the Articles of Incorporation governing the Maryland Corporations, each as amended and supplemented, are referred to herein as the “charter”; the term “termination” refers to the termination and redemption of a portfolio of a Maryland corporation.

Comparison of Investment Objectives, Principal Investment Strategies and Risks

This section will help you compare the investment objectives, principal investment strategies and risks of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix D. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote. In each case, unless otherwise noted, the investment objective, principal investment strategies and risks of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)

The investment objectives of the Funds are identical. Each Fund seeks long-term growth of capital. However, the Acquiring Fund’s investment objective is a fundamental policy while the Acquired Fund’s is not. As a result, the Acquiring Fund may change its investment objective only with shareholder approval.

Each Fund invests at least 80% of the value of its assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations. Both Funds define large market capitalization companies as those whose market capitalizations are similar to companies in the Russell 1000 Index, which as of September 30, 2006 ranged from $1.226 billion to approximately $406 billion. Both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. Both Funds may use derivatives and invest in foreign securities; the Acquired Fund is limited to 10% of its net assets in equity securities of foreign issuers, while the Acquiring Fund has no such limitation. The Acquired Fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are below $5 billion, while the Acquiring Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in companies with market capitalizations below the lower range of the Russell 1000 Index, which may change from period to period.

The same portfolio manager, Alan Blake, manages both Funds and employs the identical investment strategy for selecting securities for each Fund’s portfolio.

The Funds are subject to similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund will be subject to these additional risks:

•	securities lending risk; and

•	the risks of greater exposure to foreign securities, because the Acquiring Fund has no limit on investing in them.

A detailed explanation of the risks for the Funds is set out in the “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” section of this Proxy Statement/Prospectus.

Effect on Expenses

This section summaries the effect on the fees and expenses of the Acquired Fund in the Reorganization. Legg Mason has contractually agreed to cap total operating expenses for the Acquiring Fund after the Reorganization such that expenses will not increase above certain levels paid by the Acquiring Fund, as set forth below.

As a result of the Reorganization, management fees paid by the Acquired Fund will remain the same at 0.75%. Following the Reorganization, however, total annual operating expenses paid by Acquired Fund shareholders are expected to decline from 1.34% (gross) and 1.00% (net of voluntary fee waivers) to 0.79% (gross) and to 0.78% (net of contractual fee waivers in effect until at least March 1, 2009).

FEE TABLE AND EXPENSE EXAMPLES

The tables below (1) compare the estimated fees and expenses of the class of shares of each Fund, as of June 30, 2006 and (2) show the estimated fees and expenses of the class of shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on June 30, 2006. The estimates are based on the contracts and agreements in effect as of June 30, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of June 30, 2006. Accordingly, the actual fees and expenses of the Funds and the combined Fund as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at June 30, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between June 30, 2006 and the Closing Date of the Reorganization. As a general matter, changes (positive or negative) in a Fund’s expense ratios resulting from fluctuations in the Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund as of April 30, 2006, please see “Capitalization.”

The estimated expenses of Legg Mason Partners Variable Large Cap Growth Portfolio (A) (the Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (the Acquiring Fund) as of June 30, 2006 and pro forma expenses following the Reorganization are set forth below:

	Pre-Reorganization
	Legg Mason Partners Variable Large Cap Growth Portfolio(A)*		Legg Mason Partners Variable Large Cap Growth Portfolio(B)*	Legg Mason Partners Variable Large Cap Growth Portfolio Pro Forma Combined Fund*
	Class I
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.59%		0.03%	0.04%

Total Annual Fund Operating Expenses	1.34	%(a)	0.78%	0.79%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.78	%(b)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
(a)	Management has agreed to voluntarily cap expenses at 1.00%, and may discontinue this waiver and/or reimbursement at any time.
(b)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.78% until March 1, 2009.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Large Cap Growth Portfolio (A)—Class I	$136	$424	$734	$1,612
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	$80	$250	$434	$967
Legg Mason Partners Variable Large Cap Growth Portfolio Pro Forma Combined Fund	$80	$252	$438	$977

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Distribution arrangements for the Funds are substantially similar with respect to purchases, redemptions and exchanges.

More information about the distribution and shareholder servicing arrangements of single class shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of single class shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objective, strategies and principal risks of the Acquired Fund with the Acquiring Fund is based upon, and qualified in its entirety by, the disclosure appearing in the prospectuses (as supplemented) of the Acquired Fund and the Acquiring Fund under the captions “Investments, Risks and Performance” and “More about the Fund’s Investments”. The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Partners Variable Large Cap Growth Portfolio (A)	May 1, 2006

Acquiring Fund	Prospectus Dated
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	February 28, 2006

Additional information about each Fund’s investment objective and principal investment strategies may also be found in Appendix D to this Proxy Statement/Prospectus.

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined fund following the Reorganization.

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)

Investment Objectives

The primary investment objective of each Fund is to seek long-term growth of capital. However, the Acquiring Fund’s investment objective is a fundamental policy while the Acquired Fund’s is not. As a result, the Acquiring Fund may change its investment objective only with shareholder approval.

Principal Investment Policies and Strategies

Each Fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are defined as those whose market capitalizations are similar to companies in the Russell 1000 Index, which as of September 30, 2006 ranged from $1.226 billion to approximately $406 billion. The Acquired Fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are below $5 billion, while the Acquiring Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in companies with market capitalizations below the lower range of the Russell 1000 Index, which may change from period to period. Each Fund may invest in foreign securities; however, the Acquired Fund may invest in foreign securities only up to 10% of its net assets while the Acquiring Fund does not have this limitation. Both Funds may also use derivatives.

The portfolio manager of each Fund emphasizes individual security selection while diversifying the Fund’s investments across industries which may help to reduce risk. The portfolio manager attempts to identify established large capitalization companies with the highest growth potential. The portfolio manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio manager attempts to identify the best values available among the growth companies identified.

Risk Factors

Because the Funds have similar investment objectives, principal investment policies and the same portfolio manager, many of the principal risks of investing in the Funds are substantially similar. You could lose money on your investments in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in the Funds:

•	U.S. stock markets decline, or perform poorly relative to other types of investments;

•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Funds invest;

•	Large capitalization stocks or growth stocks fall out of favor with investors;

•	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect;

•	Key economic trends become materially unfavorable;

•	Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors;

•	A derivative contract will obligate or entitle the Funds to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Funds’ stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Funds may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of their holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets; or

•	Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets.

Growth Companies Risk (Acquired Fund only)

Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

Small and Medium Capitalization Companies Risk (Acquired Fund only)

Compared to mutual funds that focus only on large capitalization companies, the Acquired Fund’s share price may be more volatile because the Acquired Fund also invests a significant portion (i.e., up to 20%) of its assets in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have:

•	More limited product lines or markets and less mature businesses;

•	Fewer capital resources; and

•	More limited management depth and shorter operating histories.

Further, securities of small and medium capitalization companies are more likely to:

•	Experience sharper swings in market values;

•	Be harder to sell at times and at prices the portfolio manager believes appropriate; and

•	Offer greater potential for gains and losses.

Securities Lending Risk (Acquiring Fund only)

The Acquiring Fund may engage in securities lending to increase its net investment income. The Acquiring Fund will lend securities only if the loans are callable by the Acquiring Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Fundamental Investment Restrictions

Shareholders of the Acquired Fund and the Acquiring Fund are being asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of the Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparison between the Funds’ Fundamental Investment Restrictions

If shareholders of the Acquired Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Acquired Fund’s current fundamental restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquired Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Portfolio may not:	The Portfolio may not:
Diversification	Purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of this investment limitation, both the borrower under a Loan and the Lender selling a participation will be considered an “issuer.”	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of each Fund approve this proposal, each Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of each Fund’s shareholders.

Subject	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Portfolio may not:	The Portfolio may not:
Borrowing:	Borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding).	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

Underwriting:	Underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, some funds are not permitted to underwrite the securities of others, while other funds are not permitted to engage in the business of underwriting.

Subject	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Portfolio may not:	The Portfolio may not:
Lending:	Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	Issue any senior security except as permitted by the 1940 Act.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Portfolio may not:	The Portfolio may not:
Real Estate:	Purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase. (Real estate is generally considered illiquid.)

Commodities:	Purchase or sell commodities or commodity contracts, except that the Fund may engage in derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and its SAI.	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase. (Certain commodities, especially physical commodities, may be considered to be illiquid.)

Subject	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Current Restrictions	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Portfolio may not:	The Portfolio may not:
Concentration	Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of this investment limitation, both the borrower under a Loan and the Lender selling a participation will be considered an “issuer.”	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other	Purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	No restriction.	No restriction.

Other

The Fund’s investment objectives are non-fundamental. The Fund must notify shareholders at least 60 days prior to changing its policy of investing 80% of its assets in equity securities of companies with large market capitalization and related instruments.

		The Fund’s investment objectives are “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objective will be made non-fundamental.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

If approved by shareholders of the Acquired Fund, these proposals would eliminate the prohibition against borrowing more than 10% of the value of the total assets of the Fund. In addition, the proposals would remove the fundamental restriction against purchasing the securities of other investment companies. The proposals would also eliminate the Acquired Fund’s fundamental policy on diversification.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instances, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the Acquired Fund’s and Acquiring Fund’s fundamental investment restrictions are as follows:

The Acquired Fund has a fundamental restriction limiting the amount that the Fund may borrow to not more than 10% of the value of the total assets of the Fund, while the Acquiring Fund limits the amount to not more than 33 1/3% of the value of its total assets; and

The Acquired Fund has a fundamental restriction prohibiting its purchase of securities of other investment companies except as permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization, while the Acquiring Fund has no comparable restrictions.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on April 27, 2007, or on such later date as the parties may agree (“Closing Date”). The net asset value of the Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The Acquired Fund’s Board will adopt the valuation procedures of the Acquiring Fund’s Board before the Reorganization. The net asset value per share of the single share class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of the single share class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined, with respect to the single share class, by dividing the net asset value of the Acquired Fund by the net asset value per share of the single share class of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution of Acquiring Fund shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

If the Reorganization is approved, shareholders of Class I shares of Legg Mason Partners Variable Large Cap Growth Portfolio (A) will receive shares of the single share class of Legg Mason Partners Variable Large Cap Growth Portfolio (B).

All issued and outstanding shares of the Acquired Fund will thereafter be redeemed on the books of the Acquired Fund after the Closing Date. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the shares issued in connection with such Reorganization.

After such distribution and redemption, the Acquired Fund will take any necessary steps under Maryland law, its charter and any other applicable law to effect its termination.

The Board of each Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of its Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legg Mason Partners Funds, the Salomon Brothers Funds and CitiFunds (the “Legacy CAM Funds”) and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund receive the legal opinion of Dechert LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” attached as Appendix C to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The Reorganization is among a series of initiatives presented by Legg Mason, Inc. (“Legg Mason”) that the Board of the Acquired Fund approved subsequent to the December 2005 acquisition by Legg Mason of Citigroup Asset Management (“CAM”), which included the Fund’s investment manager. The Reorganization is part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legacy CAM Funds.

At meetings held in June and July 2006, the Acquired Fund’s Board approved a series of initiatives presented by Legg Mason that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by appointing, for a limited number of Legacy CAM Funds, new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class or form of investment company; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, certain of which require additional shareholder approvals, are being implemented over a period of time. If approved by shareholders, the “shell” reorganization, as discussed below, and other proposed changes to portfolio investment strategies and share classes are expected to be effectuated by the end of the first half of 2007.

The proposed Reorganization was presented to each Board for consideration at Board meetings held in June and July 2006, with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, and were approved at those meetings. The Acquired Fund’s Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to the Acquired Fund, determined that: (1) the proposed Reorganization would be in the best interests of the Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of the Fund or its shareholders.

In approving the Reorganization of the Acquired Fund, the Acquired Fund’s Board, based on information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Funds and to Legg Mason that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds as part of the overall integration initiatives to reduce the potential for investor confusion;

•	the compatibility of the investment objective, strategies, policies, and risks of the Acquired Fund in the Reorganization with those of the Acquiring Fund;

•	that the portfolio manager of the Acquired and Acquiring Fund is the same;

•	the greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative sizes of the Acquiring Fund and the Acquired Fund;

•	the expense ratios of the Acquired Fund and the Acquiring Fund and information as to specific fees and expenses of the Acquiring Fund and the Acquired Fund, including management’s commitments to contractually maintain the net expense level for the Acquired Fund as low as the net expense level currently in effect of the Acquiring Fund, if not lower, for one year after the date of the next annual prospectus update of the Acquiring Fund following the Reorganization;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Fund;

•	the Federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Funds;

•	the allocation of expenses associated with the Reorganization among the Funds and Legg Mason (as noted above, Legg Mason will pay for all printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue resulting in part from the following:

•	Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines.

•	Legg Mason will no longer have to waive fees under the voluntary expense cap of the Acquired Fund; on the other hand, it has agreed to an expense cap for the Acquiring Fund that will require it to waive fees and/or reimburse expenses for one year from the date of the next annual prospectus update after the Reorganization.

•	To the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues from rising asset levels.

More specifically, with respect to the Reorganization proposed in this Proxy Statement/Prospectus, the Board of the Acquired Fund made the following determinations, among others:

The Board noted that the proposed Reorganization would combine two substantially similar variable annuity funds which have the same portfolio manager and investment objective and substantially similar investment strategies. The Board also noted that management fees and total annual operating expenses would not increase as a result of the Reorganization and that a larger variable annuity fund will have a greater potential for future economies of scale.

The Board noted that total operating expenses are expected to rise by 0.01% for the Acquiring Fund; however, a contractual expense cap will maintain expenses at the current level for one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period, the expense cap will be re-evaluated by management and the Board of the Acquiring Fund.

The Board further noted that after the product integration is complete, Legg Mason Partners will no longer market its variable annuity funds under multiple brands (e.g., Smith Barney and Salomon Brothers) and that all variable annuity funds will be marketed under the Legg Mason Partners brand. Any product duplication that existed as a result of multiple brands is proposed to be eliminated in order to focus sales and marketing efforts on a single fund.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Acquired Fund of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and termination of the Acquired Fund, all pursuant to the Reorganization Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund; and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of shares of the Acquiring Fund and termination of the Acquired Fund;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the shareholder held the shares of the Acquired Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

(viii) The holding periods of the assets of the Acquired Fund, transferred to the Acquiring Fund in the Reorganization, in the hands of the Acquiring Fund, will include the periods during which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund acts to reduce or eliminate such holding period).

While neither the Acquired Fund nor the Acquiring Fund are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to the Closing Date, the Acquired Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

Information Regarding Tax Capital Loss Carryforwards:

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Variable Large Cap Growth Portfolio (A) (As of December 31, 2005)			Legg Mason Partners Variable Large Cap Growth Portfolio (B) (As of October 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2002	$(5,882)	12/31/2010	10/31/2000	$(2,019,427)	10/31/2008
12/31/2003	(21,173)	12/31/2011	10/31/2001	(5,453,825)	10/31/2009
12/31/2004	(79,775)	12/31/2012	10/31/2002	(30,603,559)	10/31/2010
12/31/2005	(374,179)	12/31/2013	10/31/2003	(8,588,495)	10/31/2011
			10/31/2004	(5,325,802)	10/31/2012
			10/31/2005	(12,933,705)	10/31/2013

Total	$(481,009)		Total	$(64,924,813)

Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up approximately by one year and realign themselves with the fiscal year end of Legg Mason Partners Variable Large Capitalization Growth Portfolio (B); for example, the losses due to expire on December 31, 2010 would expire on October 31, 2009; and (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Variable Large Cap Growth Portfolio (A).

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund)

The loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Variable Large Cap Growth Portfolio (B).

Since the Reorganization is not expected to close until April 27, 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of the Acquired and Acquiring Fund to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of the Acquired or Acquiring Fund, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

In a separate proxy statement, shareholders of each Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds would be overseen by one of two boards, with one board focusing generally on equity funds and the other board focusing generally on fixed income funds. In conjunction with this board consolidation, shareholders of certain Funds, not including the Acquired or Acquiring Funds, are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM Fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of the Acquired Fund approve the Reorganization Agreement, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix E, the Acquiring Fund is organized as a series of a Maryland corporation. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of the Acquired Fund approve the Reorganization Agreement, then the Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of the Acquired Fund approve the Reorganization Agreement but all required approvals with regard to the restructurings applicable to the Acquiring Fund are not obtained, then the Acquiring Fund will remain a series of a Maryland corporation, if the first step of the Acquiring Fund restructuring is not approved, or will become a series of a Massachusetts business trust, if the second step is not approved, and the shareholders of the Acquired Fund would become shareholders of a Massachusetts business trust as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus in Appendix F.

TERMINATION OF THE ACQUIRED FUND

If the Reorganization is effected, the Acquired Fund’s issued and outstanding shares will be redeemed and the Acquired Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will determine the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Acquired Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryforwards.

No securities of the Acquired Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy or sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Adviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the Acquiring Fund’s investment manager, effective August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that provides administrative and compliance oversight services to the Fund. Other than the cash management services it provides for certain equity funds, LMPFA will not provide day-to-day portfolio management services. Rather, portfolio management is provided by ClearBridge Advisors, LLC (“ClearBridge”), a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022. ClearBridge is a newly-organized investment adviser that has assumed certain equity management functions of CAM.

Management and sub-advisory fees are paid to LMPFA and ClearBridge at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Contractual Fee Rate (before any waiver or reimbursements)	Sub-Adviser	Fee Received by Sub- Adviser
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	LMPFA	First $1 billion 0.750% Next $1 billion 0.725% Next $3 billion 0.700% Next $5 billion 0.675% Over $10 billion 0.650%	ClearBridge	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the last fiscal year, management fees were paid to the prior investment manager at the following effective rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund (fiscal year end)	Investment Manager	Actual Management Fee
Legg Mason Partners Variable Large Cap Growth Portfolio (B) (10/31/05)	Smith Barney Fund Management LLC (“SBFM”)	0.75%

Additional information about the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement applicable to the Fund is contained in the shareholder reports for the Acquiring Fund for the fiscal year ended October 31, 2005. A discussion of the factors considered by the Board in approving the new Investment Management Agreement with LMPFA and sub-advisory agreement will be disclosed in future reports to shareholders following Board approval.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Acquiring Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Trust. The Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Trust and class claims on behalf of a putative class of shareholders of the Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the Independent Trustees breached their fiduciary duty to the Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the Independent Trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting”, used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreements, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Trust, and the Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Trust. The Board of the Trust (the Trustee who is an “interested person” of the Trust within the meaning of the 1940 Act having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Manager of the Acquiring Fund

Information about the portfolio manager of the Acquiring Fund is listed below. The Fund SAI for the Acquiring Fund provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix G.

Alan Blake has been responsible for the day-to-day management of the Acquiring Fund’s portfolio since its inception. He is also a Managing Director of ClearBridge and an Investment Officer of certain mutual funds associated with ClearBridge.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix J of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Legg Mason and the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Fund and the Acquiring Fund is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix A. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Acquired Fund at 800-451-2010 or by writing to the Funds at 125 Broad Street, New York, New York 10004.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain additional information about the operation of the Public Reference

Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year-end of the Acquired Fund is December 31. The fiscal year-end of the Acquiring Fund is October 31.

The financial highlights of the Acquiring Fund that are contained in Appendix H have been derived from financial statements audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm.

Discussions regarding the historical performance of the Acquiring Fund is contained in Appendix J.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as the Acquiring Fund’s co-distributors. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Effect of Proposed ‘Shell’ Reorganization of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix F. In addition, each Fund’s current form of organization is set out in Appendix E.

It is being proposed, in separate proxy materials, that shareholders of each Fund approve the consolidation of the Funds’ current Boards into one of two boards, generally one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, each Fund will be overseen by the Equity Board.

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix K.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of August 30, 2006, the Acquired Fund’s net asset value does not exceed 10% of the Acquiring Fund.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

For Legg Mason Partners Variable Large Cap Growth Portfolio (A) and

Legg Mason Partners Variable Large Cap Growth Portfolio (B)

As of April 30, 2006 (Unaudited)

	Legg Mason Partners Variable Large Cap Growth Portfolio (A)	Legg Mason Partners Variable Large Cap Growth Portfolio (B)	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Variable Large Cap Growth Portfolio (B)
	Class I
Net Assets	$17,263,672	$351,736,694	—	$369,000,366
Shares Outstanding	1,427,558	23,736,041	(262,566)	24,901,033
Net Asset Value Per Share	$12.09	$14.82		$14.82

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes income and capital gains, if any, annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” at Appendix C to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Board of the Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a voting instruction card, are first being mailed to shareholders of the Acquired Fund on or about November 13, 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on November 3, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed voting instruction card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated voting instruction cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix L to this Proxy Statement/Prospectus for instructions on how to sign your voting instruction card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Acquired Fund a subsequently dated proxy, (2) delivering to the Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the voting instruction card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Shares of the Funds are offered only to variable annuity and variable life insurance separate accounts established by Participating Insurance Companies to fund Variable Annuity Funds. The rights accompanying shares of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed and dated voting instruction card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on November 3, 2006 will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.

If you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed voting instruction card or authorized proxies by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The cost of printing and mailing the enclosed Proxy Statement/Prospectus, accompanying Notice of Special Meeting and voting instruction card, along with postage and proxy solicitation costs will be borne by Legg Mason and will not be borne by the Funds. These costs will be borne by Legg Mason whether or not the Reorganization is approved. Solicitation may be made by letter or telephone, by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owner of shares of the Acquired Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/ Prospectus and proxy materials to the beneficial owners of the Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $302,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

The Acquired Fund’s quorum is one-third of its shares that are entitled to vote.

Vote Required

Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions will have no effect on a vote to adjourn but will have the effect of a vote against Proposal 1.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote of a majority of votes cast at the Meeting. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. The Meeting may be adjourned without notice, other than announcement at the meeting, for up to 120 days after the original record date. The persons named as proxies will vote upon such adjournment in their discretion.

Future Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. However, the Bylaws of Legg Mason Partners Variable Portfolios I, Inc. provide that, in the case of a special meeting called for the purpose of electing directors, the notice from the shareholder must be provided to the Fund not later than ten days after the meeting notice was mailed or the meeting was publicly announced. With respect to annual meetings, director nominations or business proposals generally must be submitted to the Fund 90 to 120 days prior to the first anniversary of the prior year’s annual meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on November 3, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of Class I shares that were outstanding and entitled to vote as of the close of business on the Record Date:

Acquired Fund	Share Class	Number of Shares
Legg Mason Partners Variable Large Cap Growth Portfolio (A)	Class I	1,353,263.99

To the knowledge of the Acquired Fund and the Acquiring Fund, as of October 20, 2006, except as set forth in Appendix M, no person owned beneficially or of record 5% or more of the Acquired Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Acquired Fund and the Acquiring Fund, as of October 20, 2006, less than 1% of the outstanding shares of the Acquired Fund and Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Acquired Fund and the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Boards of Directors,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Report Dates for Acquired and Acquiring Fund

Appendix B:	Form of Agreement and Plan of Reorganization

Appendix C:	Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix D:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix E:	Form of Organization

Appendix F:	Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

Appendix G:	Portfolio Manager Compensation

Appendix H:	Financial Highlights of the Acquiring Fund

Appendix I:	Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix J:	Historical Performance for the Funds

Appendix K:	Comparison of Board Composition

Appendix L:	Instructions for Signing the Voting Instruction Card

Appendix M:	5% Shareholders of the Acquired and Acquiring Fund

APPENDIX A

Report Dates for Acquired and Acquiring Fund

Fund	Prospectus and SAI Dated Filing Date	Annual Report Dated Filing Date	Semi-Annual Report Dated Filing Date
Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund)	May 1, 2006 Filed on April 27, 2006	December 31, 2005 Filed on March 10, 2006 (Board Approval Language / Yes)	June 30, 2006 Filed on September 8, 2006 (Board Approval Language / No)

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio)	February 28, 2006 Filed on February 28, 2006	October 31, 2005 Filed on January 9, 2006 (Board Approval Language / Yes)	April 30, 2006 Filed on July 10, 2006 (Board Approval Language / No)

A-1

APPENDIX B

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                  , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FOR THE MASSACHUSETTS BUSINESS TRUSTS: TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND; FOR THE MARYLAND CORPORATIONS: TRANSFER OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE PREDECESSOR FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2006/7, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of

Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the

Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX C

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the class of shares that the Acquiring Fund will make available to the Acquired Fund after the Reorganization is effected and how shareholders may buy and sell Fund shares. It also describes how the Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

SHARE TRANSACTIONS

Availability of the Fund

Individuals may not purchase shares directly from the Fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the Fund.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the Fund described in this Proxy Statement/Prospectus. Shares of the Fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Directors of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the Fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the Fund’s shareholders. The Fund reserves the right to reject any specific purchase order.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager or its affiliates may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The Fund’s distributors may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The Fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

•	The New York Stock Exchange (the “NYSE”) is closed;

•	Trading on the NYSE is restricted;

•	An emergency exists as a result of which disposal by the Fund of securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or

•	As permitted by an Securities and Exchange Commission (“SEC”) order in extraordinary circumstances.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Board of Directors of the Fund (the “Board”) has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the Fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The Fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share price

The price of Fund shares is based on the Fund’s net asset value. The Fund’s net asset value is the value of its assets minus its liabilities. The Fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable—such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds)—may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid—such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The Fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the Fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the Fund’s transfer agent before the transfer agent’s close of business.

Distributions and taxes

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the Fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the Fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

APPENDIX D

Comparison Of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, manager and portfolio manager. The chart provides a side-by-side comparison for shareholders of the Acquired Fund. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Fund” in the Proxy Statement/Prospectus.

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund) and Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)

	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)
Investment Objective	Long-term growth of capital.	Long-term capital growth.

Principal Investment Policies

The Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities with large market capitalizations. Large market capitalization companies are those whose market capitalizations are similar to companies in the Russell 1000 Index. The Fund may invest up to 20% of the value of the Fund’s net assets, plus any borrowing for investment purposes, in companies with smaller market capitalizations. The Fund may also invest in foreign securities and use derivative contracts.

The Fund is diversified.

The Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations. Large market capitalization companies are those with market capitalizations similar to companies in the Russell 1000 Index. The Fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are below $5 billion. The Fund may also invest up to 10% of its net assets in equity securities of foreign issuers and may use derivative contracts.

The Fund is diversified.

Principal Investment Strategies	The manager emphasizes individual security selection while diversifying the fund’s investments across industries which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.	The manager emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

Investment Manager/ Sub-Adviser	LMPFA/ClearBridge	LMPFA/ClearBridge

Portfolio Manager	Alan Blake	Alan Blake

D-1

APPENDIX E

Form of Organization

Fund	Organization

Legg Mason Partners Variable Large Cap Growth Portfolio (A)	Series of a Maryland corporation

Legg Mason Partners Variable Large Cap Growth Portfolio (B)	Series of a Maryland corporation

E-1

APPENDIX F

Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

As a result of the initiatives discussed in “Effect of Proposed Shell Reorganizations of the Funds,” it is proposed that each Fund will become a series of a Maryland business trust. More information may be found under “Discussion of Maryland Trusts.”

Maryland Corporations

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Maryland Corporations contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. Additionally, the charters of the Maryland Corporations provide for mandatory indemnification of directors and officers (including the advance of expenses) to the maximum extent required or permitted by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. Each is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. The Massachusetts Funds Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Massachusetts Funds shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Fund Declarations provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders only in limited circumstances. Shareholders of the Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a Maryland Trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX G

Portfolio Manager Compensation

ClearBridge.    ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

A list of fund holdings for the portfolio manager may be found in the SAI for the Acquiring Fund. See Appendix A for the date of the Acquiring Fund’s current SAI.

G-1

APPENDIX H

Financial Highlights of the Acquiring Fund

The financial highlights table is intended to help you understand the performance of the share class of the Acquiring Fund that is being offered to Acquired Fund shareholders for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights of the Acquiring Fund for the six months ended April 30, 2006, which are unaudited, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report (available upon request).

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Legg Mason Partners Variable Large Cap Growth Portfolio	2006(1)		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$14.51		$13.15	$13.76		$9.91	$11.86	$16.04
Income (Loss) From Operations:
Net investment income (loss)	0.01		0.06	(0.00	)(2)	0.01	0.02	0.02
Net realized and unrealized gain (loss)	0.32		1.35	(0.61)		3.86	(1.95)	(4.20)

Total Income (Loss) From Operations	0.33		1.41	(0.61)		3.87	(1.93)	(4.18)

Less Distributions From:
Net investment income	(0.02)		(0.05)	(0.00	)(2)	(0.02)	(0.02)	—
Return of capital	—		—	(0.00	)(2)	—	—	—

Total Distributions	(0.02)		(0.05)	(0.00	)(2)	(0.02)	(0.02)	—

Net Asset Value, End of Period	$14.82		$14.51	$13.15		$13.76	$9.91	$11.86

Total Return(3)	2.27%		10.74%	(4.42)%		39.16%	(16.29)%	(26.06)%
Net Assets, End of Year (millions)	$352		$378	$390		$354	$225	$280

Ratios to Average Net Assets:
Gross expenses	0.79	%(4)	0.79%	0.78%		0.79%	0.80%	0.78%
Net expenses	0.78	(4)(5)	0.79	0.78	(5)	0.79	0.80	0.78
Net investment income (loss)	0.14	(4)	0.43	(0.02)		0.06	0.13	0.14
Portfolio Turnover Rate	8%		20%	7%		16%	19%	10%

(1)	For the six months ended April 30, 2006 (unaudited).
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not audited.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

H-1

APPENDIX I

Management’s Discussion of Fund Performance for the Acquiring Fund

The discussion of performance for the Acquiring Fund in this Appendix I is taken from the most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular the name of the Fund has changed since the date of this report.

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio)

Manager Overview

Smith Barney Large Capitalization Growth Portfolio

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. The major roadblocks to progress were the same for much of the past year: the Federal Reserve Board (“Fed”)i continued to raise interest rates; oil and energy prices reached new record highs; and the effects of the hurricanes on the Gulf Coast. The price of oil skyrocketed throughout the year, from $43 per barrel at the start of 2005 to a high of just under $70 at the end of August, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather-related supply interruptions. Several of these factors, especially higher energy prices, have weighed heavily on the consumer resulting in some reining-in of consumer spending. The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months, despite increasing short-term interest rates throughout the year and recent credit tightening from banks. The war in Iraq continued to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regard to their effect on long-term growth.

While the market experienced some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market in general registered gains over the past twelve months. However, most of the gains occurred at the end of 2004 following the Presidential election. With the uncertainty from the election removed, the S&P 500 Indexii rallied over 7% from Election Day until the end of year. But in 2005, the equity market has stayed within a narrow range, with the S&P 500 Index ending the third quarter of 2005 virtually flat for the year. In general, market leadership over the period came from the mid- and small-cap stocks, as large-caps had positive returns but lagged their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Update1

For the 12 months ended October 31, 2005, the Smith Barney Large Capitalization Growth Portfolio, returned 10.74%. The Fund outperformed its unmanaged benchmark, the Russell 1000 Growth Index,iii which returned 8.81% for the same period. The Fund’s Lipper Variable Large-Cap Growth Funds Category Average2 increased 11.36% over the same time frame.

Q.	What were the most significant factors affecting Fund performance?

A. Compared to the benchmark index, the Portfolio’s sector allocation had a negative effect on performance while stock selection had a significant positive effect. Stock selection in information technology, consumer staples and health care made a significant contribution to performance, while sector allocation in energy and consumer discretionary had a negative effect on performance.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 184 funds in the Fund’s Lipper category.

What were the leading contributors to performance?

A. In terms of individual stock holdings, the leading contributors to performance included positions in Genentech Inc. and Amgen Inc. in health care, Gillette Co. in consumer staples (which was acquired by Procter & Gamble Co. during the period) and Motorola Inc. and Red Hat Inc., both in information technology.

What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance included positions in Biogen Idec Inc. and Pfizer Inc. in health care, Xilinx Inc., Lucent Technologies Inc. and Juniper Networks Inc. in information technology, and Expedia Inc. (which was spun-off from IAC/InterActive Corp. during the period) in consumer discretionary.

Q.	Were there any significant changes to the Fund during the reporting period?

A. New positions established during the period included Bed Bath & Beyond Inc., Amazon.com Inc. and new spin-off Expedia Inc. in consumer discretionary, as well as Yahoo! Inc. and Electronic Arts Inc. in information technology. One of the Portfolio’s top ten holdings, Gillette, was acquired during the period by Procter & Gamble Co. Several positions were eliminated during the period including holdings in Veritas Software Corp., Lucent Technologies Inc. and Freescale Semiconductor Inc. in information technology, Viacom Inc. in consumer discretionary, and Cendant Corp. in industrials. At the close of the period, the Portfolio remained overweight consumer discretionary, financials, information technology and health care, underweight industrials and consumer staples, and did not have significant holdings in energy, materials, telecommunication services or utilities.

Thank you for your investment in the Smith Barney Large Capitalization Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Alan Blake

Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Genentech Inc. (6.2%) Amazon.com Inc., (5.5%), Amgen Inc. (5.2%), Merrill Lynch and Co. Inc. (4.2%), Texas Instruments Inc. (4.0%), Proctor and Gamble Co. (3.9%), Motorola Inc. (3.9%), Time Warner Inc. (3.8%), Home Depot Inc. (3.7%) and Berkshire Hathaway Inc. (3.0%). Please refer to pages 41 and 42 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Information Technology (29.8%), Consumer Discretionary (22.3%), Health Care (22.0%), Financials (12.8%) and Consumer Staples (10.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund Performance

Smith Barney Large Capitalization Growth Portfolio

Average Annual Total Returns† (unaudited)
Twelve Months Ended 10/31/05	10.74%
Five Years Ended 10/31/05	(1.83)
5/1/98* through 10/31/05	5.26

Cumulative Total Return† (unaudited)
5/1/98* through 10/31/05	46.85%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Shares of the Smith Barney Large Capitalization Growth Portfolio vs. Russell 1000 Growth Index† (May 1998 — October 2005)

†	Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns.

APPENDIX J

Historical Performance for the Funds

The information below provides an indication of the risks of investing in each Fund by showing changes in its performance from year to year for each of the past ten years (or since inception, if less) and by showing how the Fund’s average annual total returns compared with the returns of a broad-based securities market index. The bar charts below show performance of the Class I shares for the Acquired Fund and the Acquiring Fund’s single share class. The tables below indicate the risk of investing in the Funds by comparing the average annual total return of the class of shares, as applicable, for the periods shown to that of their benchmark index. The past performance of each Fund is not necessarily an indication of how the Fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Historical Performance of Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund) (Acquired Fund)

Total return

The bar chart and quarterly returns show the performance of the Acquired Fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 21.01% in 2nd quarter 2003; Lowest: (10.32)% in 3rd quarter 2004.

Comparative Performance

This table indicates the risk of investing in the Acquired Fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2005)

	Inception Date	1 Year	Since Inception
Acquired Fund Class I shares	4/30/02	5.23%	5.91%
Russell 1000 Growth Index (reflects no deduction for fees, taxes or expenses)	4/30/02	5.26%	4.38%

J-1

Historical Performance of Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio) (Acquiring Fund)

Risk return bar chart

The bar chart shows the performance of the Acquiring Fund’s shares for each of the full calendar years since its inception.

Total Return for Single Share Class

Quarterly returns:

Highest: 23.64% in 4th quarter 1999; Lower: (18.15)% in 2nd quarter 2002

Year to date return as September 30, 2006: (0.93)%

Comparative Performance

This table indicates the risk of investing in the Acquiring Fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. An investor cannot invest directly in an index.

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Acquiring Fund	5.22%	0.51%	5.70%	5/1/98
Russell 1000 Growth Index (reflects no deduction for fees, taxes or expenses)	5.26%	(3.58)%	0.26%	*

*	Index comparison begins on 5/1/98.

J-2

APPENDIX K

Comparison of Board Composition

Acquired Fund Board	Acquiring Fund Board

Legg Mason Partners Variable Large Cap Growth Portfolio (A)	Legg Mason Partners Variable Large Cap Growth Portfolio (B)

Carol L. Colman	Paul R. Ades
Daniel P. Cronin	Andrew L. Breech
Leslie H. Gelb	Dwight B. Crane
William R. Hutchinson	Robert M. Frayn, Jr.
Dr. Riordan Roett	Frank G. Hubbard
Jeswald W. Salacuse	Howard J. Johnson
Interested Board Member:	David E. Maryatt
R. Jay Gerken	Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Board Member:
R. Jay Gerken

K-1

APPENDIX L

Instructions for Signing the Voting Instruction Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

L-1

APPENDIX M

5% Shareholders of the Acquired and Acquiring Fund

As of October 20, 2006, to the knowledge of the Funds, no person owned beneficially or of record 5% or more of any class of any Fund, except as set forth in the following table:

Fund	Class	Name and Address of Owner*	Percentage of Class of Shares
Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)	Class I	MetLife Life and Annuity Company of Connecticut Attn Shareholder Accounting Department PO Box 990027 Hartford, CT 06199-0027	52.252%

Legg Mason Partners Variable Large Cap Growth Portfolio (A) (Acquired Fund)	Class I	MetLife Insurance Company of Connecticut Attn Shareholder Accounting Department PO Box 990027 Hartford, CT 06199-0027	38.212%

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund)	Single Class	MetLife Life and Annuity Company of Connecticut Attn Shareholder Accounting Department PO Box 990027 Hartford, CT 06199-0027	61.593%

Legg Mason Partners Variable Large Cap Growth Portfolio (B) (Acquiring Fund)	Single Class	MetLife Insurance Company of Connecticut Attn Shareholder Accounting Department PO Box 990027 Hartford, CT 06199-0027	36.801%

*	Each Fund believes that the owners listed in this exhibit are not the beneficial owners of the shares held of record by such owners.

M-1

Legg Mason Partners Variable Large Cap Growth Portfolio (A)

(formerly Salomon Brothers Variable Large Cap Growth Fund)

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 13 , 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund)	Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio)

125 Broad Street New York, New York 10004 1-800-451-2010	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 13, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable Large Cap Growth Portfolio (A) (formerly Salomon Brothers Variable Large Cap Growth Fund) (the “Acquired Fund”) in exchange for shares of Legg Mason Partners Variable Large Cap Growth Portfolio (B) (formerly Smith Barney Large Capitalization Growth Portfolio) (the “Acquiring Fund”) having an aggregate value equal to those of the Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on December 20, 2006, at 1:00 p.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

1

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated November 13, 2006 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of the Acquiring Fund and date thereof:

Fund	Date and Filing Date	Accession Number
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	February 28, 2006 Filed on February 28, 2006	0001193125-06-041195

2.	The financial statements of the Acquired Fund as included in the Fund’s Annual Report filed for the years ended December 31 and accession numbers:

Fund	Year Ended	Accession Number
Legg Mason Partners Variable Large Cap Growth Portfolio (A)	December 31, 2005 Filed on March 10, 2006 December 31, 2004 Filed on March 9, 2005	0001193125-06-050693 0001193125-05-045585

3.	The Acquired Fund’s semi-annual report filed after the above-referenced annual report for the period ended June 30, 2006 and accession number:

Fund	Period Ended	Accession Number
Legg Mason Partners Variable Large Cap Growth Portfolio (A)	June 30, 2006 Filed on September 8, 2006	0001193125-06-187616

4.	The financial statements of the Acquiring Fund as included in the Fund’s Annual Report filed for the year ended October 31, 2005 and accession number:

Fund	Year Ended	Accession Number
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	October 31, 2005 Filed on January 9, 2006	0001193125-06-003424

5.	The Acquiring Fund’s semi-annual report filed after the above-referenced annual report for periods ended April 30, 2006 and accession number:

Fund	Period Ended	Accession Number
Legg Mason Partners Variable Large Cap Growth Portfolio (B)	April 30, 2006 Filed on July 10, 2006	0001193125-06-143963

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements are required for the Reorganization of Legg Mason Partners Variable Large Cap Growth Portfolio (A) into Legg Mason Partners Variable Large Cap Growth Portfolio (B) under current requirements of the SEC, because Legg Mason Partners Variable Large Cap Growth Portfolio (A)’s net asset value does not exceed 10% of Legg Mason Partners Variable Large Cap Growth Portfolio (B), measured as of August 30, 2006.

2